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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 13, 2004
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                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                      0-1349                   04-1864170
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

             225 Windsor Drive, Itasca, IL                         60143
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


ITEM 1.01 AND 5.02

On September 15, 2004, Enesco announced that it will appoint Cynthia Passmore-McLaughlin, age 41, as President on October 1, 2004. George Ditomassi, Enesco Board member, will continue as Interim Chief Executive Officer.

Ms. Passmore-McLaughlin was Senior Vice President of Customer Marketing and Retail Design for Revlon, Inc. (cosmetics and beauty products) from April 2002 until February 2004. Prior to that she served as Senior Vice President, Customer Business Management North America from April 2001 until April 2003, General Manager of Revlon Canada from March 1999 until April 2003 and Regional Vice President Marketing for Europe, Eastern Europe and the Middle East from January 1996 until March 1999.



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On September 13, 2004 the Enesco Board approved the form of employment agreement and on September 14, 2004 Enesco and Ms. Passmore-McLaughlin entered into an employment agreement. The initial term of the agreement will be from October 1, 2004 until December 31, 2005. Under the agreement, Ms. Passmore-McLaughlin will receive an annual base salary of $400,000 and be eligible to receive a bonus upon the achievement of performance goals approved by the Enesco Board of Directors. The target bonus will be 60% of her annual base salary up to a maximum of 100% of her annual base salary for extraordinary performance. Ms. Passmore-McLaughlin will receive, in any event, a bonus for her performance through 2005 in an amount equal to the greater of the actual earned bonus for 2005 or 40% of her annual base salary even if her performance goals are not met. As of October 1, 2004, Ms. Passmore-McLaughlin will receive (1) a stock option to purchase 100,000 shares of Enesco's common stock, with an exercise price determined by the market price at the close of business on October 1, 2004 and
(2) a grant of 25,000 restricted shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         Enesco Group, Inc.
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                                                         (Registrant)

Date 9-16-04                                         By: /s/ George R. Ditomassi
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                                                         George R. Ditomassi,
                                                         Interim Chief Executive
                                                         Officer and President




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                                  Exhibit Index


Exhibit 10 Employment Agreement dated September 14, 2004 between Enesco Group, Inc. and Cynthia Passmore-McLauglin.